UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Event Driven Equity Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 11/30/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Event Driven Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended November 30, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates six times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(0.40)%	(9.21)%
U.S. small cap equities (Russell 2000® Index)	1.98	(13.01)
International equities (MSCI Europe, Australasia, Far East Index)	(3.59)	(10.14)
Emerging market equities (MSCI Emerging Markets Index)	(8.15)	(17.43)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.98	1.11
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.33)	(15.69)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.06)	(12.84)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(1.43)	(8.64)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(2.87)	(8.95)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2022	BlackRock Event Driven Equity Fund

Investment Objective

BlackRock Event Driven Equity Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund outperformed its primary benchmark, the Russell® 1000 Index. For the same period the Fund underperformed its secondary benchmark, the ICE BofA 3-Month U.S. Treasury Index.

What factors influenced performance?

The Fund is an absolute return strategy managed to a cash benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index. The Fund is diversified across hard catalyst (primarily publicly announced mergers), soft catalyst (companies undergoing meaningful corporate events), and credit opportunities.

Despite significantly elevated market volatility, the Fund’s performance remained in line with its historical non-stress period range. While the Fund will never be fully immune to rapid market declines, the impact of market weakness on the Fund was highly muted, demonstrating the portfolio’s uncorrelated nature.

The largest positive contributor to performance over the period was a soft catalyst investment in Managed Healthcare. Positive earnings guidance, continued transformation at the underlying companies and improved investor sentiment around business resiliency drove positive performance. Positioning in the AMD / Xilinx transaction contributed to performance during the period after the merger received regulatory approval in China and successfully completed. Soft catalyst positioning in Arconic further contributed to performance during the period. Underlying company Howmet’s positive market share gain amid a continued aerospace recovery as well as strong results showcasing differentiated earnings durability benefitted performance as well.

The largest detractor during the period was hard catalyst positioning in DuPont de Nemours / Rogers Corp. as DuPont De Nemours terminated the transaction. A soft catalyst investment in Elanco Animal Health also hindered return as macroeconomic headwinds and supply chain shocks drove management to lower guidance, overshadowing the company’s strong product pipeline and quarterly earnings beat. Finally, soft catalyst positioning in new equity issuance further detracted from return, underperforming hedges during the period.

Describe recent portfolio activity.

Merger spreads were largely stable through the first quarter of 2022 but moved wider in May and June as interest rates and risk premia increased throughout the period. Announced deal activity moderated into the third quarter, as the pace of new announcements was likely impacted by increased macroeconomic uncertainty. Nonetheless, year-to-date global announced mergers are in line with pre-pandemic levels, and despite broad market tumult mergers have continued to close in regular course. In soft catalyst investments, as equity markets have been especially challenged throughout the year, and as a result of extreme volatility, significant areas of mispricing have emerged or expanded. Credit has been a smaller portfolio allocation on the view that credit as a category needed to display increases with respect to both spreads and rates due to its valuation, low cross capital structure dispersion and inflation rebasing. Entering the fourth quarter of 2022, increased credit opportunities were driven by positive real rates of return, more appropriate pricing of risk with dispersion across the capital stack, and better covenants and protections. Over the period, the team shifted capital across the three sub-strategies, increasing exposure to soft catalyst opportunities and credit investments given the opportunities created by the market dislocation.

The Fund held derivatives during the period as part of its investment strategy. Total Return Swaps are used by the Fund as the primary instrument to gain exposure to merger arbitrage situations. As a result, cash and cash equivalents are not representative of unencumbered cash and had no material impact on performance.

Describe portfolio positioning at period end.

The Fund remained diversified across the spectrum of corporate events. The Fund was comprised of 75 investments at the end of the period, with roughly 39% of the Fund’s Long Market Value invested in hard catalyst opportunities, 49% in soft catalyst and 12% in credit. From a geographical perspective, the Fund’s exposure was concentrated in the U.S., with about 89% of the Fund’s gross exposure in North America and 11% in Europe. The Fund remained diversified across sectors and market capitalizations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Event Driven Equity Fund

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.89%	0.68%	N/A	4.23%	N/A	7.22%	N/A
Investor A	0.72	0.40	(4.87)%	3.98	2.87%	6.95	6.37%
Investor C	0.45	(0.27)	(1.27)	3.22	3.22	6.33	6.33
Russell 1000® Index(c)	(0.48)	(10.66)	N/A	10.69	N/A	13.17	N/A
ICE BofA 3-Month U.S. Treasury Bill Index(d)	0.98	1.11	N/A	1.21	N/A	0.73	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund’s total returns prior to May 8, 2015 are the returns of the Fund when it utilized different investment strategies under the name BlackRock Large Cap Core Plus Fund.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

(d)

An unmanaged index that measures returns of 3-month Treasury Bills. On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the Index.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,008.90	$5.69		$1,000.00	$1,019.40	$5.72		1.13%
Investor A	1,000.00	1,007.20	6.94		1,000.00	1,018.15	6.98		1.38
Investor C	1,000.00	1,004.50	10.70		1,000.00	1,014.39	10.76		2.13

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2022 (continued)	BlackRock Event Driven Equity Fund

Portfolio Information

SECTOR ALLOCATION

	Percent of Total Investments(a)
Sector(b)	Long	Short		Total
Information Technology	18.6%	3.6%		22.2%
Health Care	13.8	1.1		14.9
Investment Companies	0.7	13.6		14.3
Industrials	12.0	0.9		12.9
Materials	7.2	2.7		9.9
Communication Services	9.1	—	(c)	9.1
Financials	7.3	0.1		7.4
Consumer Discretionary	4.1	—	(c)	4.1
Consumer Staples	2.5	—		2.5
Utilities	1.2	—		1.2
Energy	0.8	0.1		0.9
Real Estate	0.6	—	(c)	0.6

	77.9%	22.1%		100.0%

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Less than 0.1%.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments (unaudited) November 30, 2022	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
Howmet Aerospace, Inc.	5,253,148	$197,886,085

Automobiles — 0.1%
Rivian Automotive, Inc., Class A(a)(b)	115,023	3,685,337

Banks — 0.0%
Valley National Bancorp	154,748	1,959,110

Biotechnology — 0.0%
Gracell Biotechnologies, Inc., ADR(a)(b)	80,087	260,283
Lyell Immunopharma, Inc.(a)	27,036	113,821

		374,104

Capital Markets — 0.3%
KKR Acquisition Holdings I Corp.(a)	450,000	4,522,500
Orion Acquisition Corp.(a)	1,835,000	18,405,050
Robinhood Markets, Inc., Class A(a)	76,711	735,658

		23,663,208

Chemicals — 2.0%
Akzo Nobel NV	33,254	2,392,613
Axalta Coating Systems Ltd.(a)	672,225	18,042,519
Dow, Inc.	6,115	311,682
DuPont de Nemours, Inc.	275,456	19,422,403
International Flavors & Fragrances, Inc	237,110	25,090,980
Olin Corp.	1,403,103	79,948,809
Sherwin-Williams Co.	89,134	22,210,410

		167,419,416

Commercial Services & Supplies — 0.7%
ACV Auctions, Inc., Class A(a)	60,714	536,712
GFL Environmental, Inc.(b)	2,047,809	59,325,026

		59,861,738

Consumer Finance — 0.0%
Lufax Holding Ltd., ADR	878,812	1,634,590

Diversified Consumer Services — 0.0%
Duolingo, Inc.(a)(b)	8,956	623,964

Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies, Inc.(a)	111,208	20,116,415
Rogers Corp.(a)	297,939	32,487,269

		52,603,684

Entertainment — 0.1%
Netflix, Inc.(a)	24,853	7,593,337
ROBLOX Corp., Class A(a)	40,658	1,291,705

		8,885,042

Equity Real Estate Investment Trusts (REITs) — 0.3%
Orion Office REIT, Inc.	2,434	22,612
Realty Income Corp.	24,344	1,535,376
Welltower, Inc.	327,494	23,261,899

		24,819,887

Food Products — 0.0%
Sovos Brands, Inc.(a)	178,253	2,565,061

Health Care Equipment & Supplies — 0.7%
Cooper Cos., Inc.(b)	10,193	3,224,556
Envista Holdings Corp.(a)(b)	1,640,156	55,962,123
Talis Biomedical Corp.(a)	12,842	7,046

		59,193,725

Health Care Providers & Services — 0.8%
Brookdale Senior Living, Inc.(a)	7,734,643	24,364,125
Cigna Corp.	129,213	42,496,864

Security	Shares	Value

Health Care Providers & Services (continued)
Elevance Health, Inc.	2,711	$1,444,746
Innovage Holding Corp.(a)	59,571	386,020

		68,691,755

Health Care Technology — 0.0%
Definitive Healthcare Corp.(a)(b)	290,541	3,303,451

Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment, Inc.(a)(b)	1,306,556	66,386,110
Dutch Bros, Inc., Class A(a)(b)	4,493	169,566
Sweetgreen, Inc., Class A(a)	131,277	1,881,199

		68,436,875

Insurance — 0.0%
Root, Inc., Class A(a)	1,650	11,995

Interactive Media & Services — 0.1%
Meta Platforms, Inc., Class A(a)	44,019	5,198,644

Internet & Direct Marketing Retail — 0.0%
ATRenew, Inc., ADR(a)	352,891	606,973
ContextLogic, Inc., Class A(a)	79,718	58,489

		665,462

IT Services — 0.2%
Cloudflare, Inc., Class A(a)	103,147	5,068,644
Remitly Global, Inc.(a)	84,942	888,493
Shopify, Inc., Class A(a)(b)	117,810	4,816,073
Snowflake, Inc., Class A(a)(b)	39,266	5,611,111
Thoughtworks Holding, Inc.(a)	150,586	1,373,344
Toast, Inc., Class A(a)(b)	60,004	1,101,674

		18,859,339

Life Sciences Tools & Services — 1.9%
Danaher Corp.	264,904	72,427,403
QIAGEN NV(a)	1,625,823	81,169,613
Sotera Health Co.(a)	585,318	4,881,552

		158,478,568

Media — 0.3%
Altice U.S.A., Inc., Class A(a)(b)	305,000	1,390,800
Charter Communications, Inc., Class A(a)	51,548	20,170,217

		21,561,017

Metals & Mining — 0.4%
Arconic Corp.(a)	1,201,530	28,632,460

Oil, Gas & Consumable Fuels — 0.3%
Williams Cos., Inc.	760,439	26,387,233

Personal Products — 0.9%
Coty, Inc., Class A(a)	9,579,229	75,388,532

Pharmaceuticals — 0.4%
Elanco Animal Health, Inc.(a)	2,227,666	28,670,062
Pfizer, Inc.	100,725	5,049,344
Viatris, Inc.	12,498	137,853

		33,857,259

Professional Services — 0.1%
Legalzoom.com, Inc.(a)(b)	241,380	2,136,213
Sterling Check Corp.(a)	412,694	6,000,571

		8,136,784

Road & Rail — 0.1%
Hertz Global Holdings, Inc.(b)	225,000	4,133,250
Hertz Global Holdings, Inc.(a)(b)	25,000	430,000

		4,563,250

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Semiconductors & Semiconductor Equipment — 0.7%
GLOBALFOUNDRIES, Inc.(a)(b)		680,389	$43,783,032
Lattice Semiconductor Corp.(a)		186,323	13,569,904

			57,352,936

Software — 1.8%
Crowdstrike Holdings, Inc., Class A(a)		57,662	6,783,934
DoubleVerify Holdings, Inc.(a)(b)		2,726,116	71,424,239
Elastic NV(a)		114,682	7,017,392
Enfusion, Inc., Class A(a)		48,035	458,734
EngageSmart, Inc.(a)(b)		133,798	2,270,552
Five9, Inc.(a)		86,401	5,539,168
ForgeRock, Inc., Class A(a)		165,432	3,598,146
Freshworks, Inc., Class A(a)		91,871	1,357,853
Gitlab, Inc., Class A(a)(b)		42,399	1,676,880
Informatica, Inc., Class A(a)(b)		668,104	11,478,027
ON24, Inc.(a)		58,646	448,642
Riskified Ltd., Class A(a)		14,117	72,844
Salesforce, Inc.(a)		47,078	7,544,250
ServiceNow, Inc.(a)		18,233	7,590,398
Tuya, Inc., ADR(a)(b)		81,639	97,150
Unity Software, Inc.(a)		101,064	3,993,039
Workday, Inc., Class A(a)		42,873	7,198,377
Zoom Video Communications, Inc., Class A(a)		72,207	5,446,574

			143,996,199

Specialty Retail — 0.1%
Bath & Body Works, Inc.		190,229	8,084,733
Carvana Co.(a)(b)		67,144	517,680

			8,602,413

Textiles, Apparel & Luxury Goods — 0.0%
On Holding AG, Class A(a)(b)		150,642	2,925,468

Tobacco — 0.0%
RLX Technology, Inc., ADR(a)		493,913	1,136,000

Trading Companies & Distributors — 0.1%
Azelis Group NV		165,292	4,416,273

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.(a)		143,453	21,727,391

Total Common Stocks — 16.5% (Cost: $1,249,877,885)			1,367,504,255

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.4%
Bombardier, Inc.
7.50%, 03/15/25(c)	USD	2,500	2,503,750
7.13%, 06/15/26(c)		20,669	20,307,086
6.00%, 02/15/28(c)		5,291	4,961,317
TransDigm, Inc.
8.00%, 12/15/25(c)		2,714	2,761,495
4.63%, 01/15/29		3,670	3,229,123

			33,762,771

Chemicals — 0.1%
Iris Holding, Inc., 10.00%, 12/15/28(c)		5,000	4,358,682

Consumer Finance — 0.0%
SoFi Technologies, Inc., 0.00%, 10/15/26(c)(d)(e)		4,126	2,836,625

Diversified Consumer Services — 0.3%
Sotheby’s, 7.38%, 10/15/27(c)		22,457	21,873,006

Security		Par (000)	Value

Electric Utilities — 0.0%
Energy Harbor Corp. Escrow, 0.01%, 01/06/34(a)(f)(g)	USD	5,000	$1

Health Care Equipment & Supplies — 0.3%
Envista Holdings Corp., 2.38%, 06/01/25(d)		12,333	21,009,265

Health Care Providers & Services — 0.3%
Brookdale Senior Living, Inc., 2.00%, 10/15/26(d) .		7,904	6,081,140
CHS/Community Health Systems, Inc., 5.63%, 03/15/27(c)		7,497	6,363,379
Endo Luxembourg Finance Co. I S.à r.l./Endo U.S., Inc., 6.13%, 04/01/29(a)(c)(f)		3,219	2,410,484
Tenet Healthcare Corp.
4.63%, 07/15/24		1,500	1,467,742
4.25%, 06/01/29(c)		13,767	11,945,350

			28,268,095

Hotels, Restaurants & Leisure — 0.6%
Caesars Entertainment, Inc.
6.25%, 07/01/25(c)		32,838	32,453,877
8.13%, 07/01/27(c)		11,135	11,177,313
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 4.63%, 01/15/29(c)		9,500	8,387,550

			52,018,740

Internet & Direct Marketing Retail — 0.1%
Spotify U.S.A., Inc., 0.00%, 03/15/26(d)(e)		5,784	4,624,308
Wayfair, Inc., 0.63%, 10/01/25(d)		8,595	5,479,312

			10,103,620

IT Services — 0.1%
Block, Inc., 0.25%, 11/01/27(d)		6,053	4,570,015
Repay Holdings Corp., 0.00%, 02/01/26(c)(d)(e)		3,198	2,368,439
Shift4 Payments, Inc., 0.00%, 12/15/25(d)(e)		2,448	2,244,510

			9,182,964

Leisure Products — 0.0%
Peloton Interactive, Inc., 0.00%, 02/15/26(d)(e)		2,091	1,478,382

Machinery — 0.0%
Middleby Corp., 1.00%, 09/01/25(d)		1,989	2,461,388

Media — 0.3%
Audacy Capital Corp., 6.75%, 03/31/29(c)		6,808	1,536,566
Cengage Learning, Inc., 9.50%, 06/15/24(c)		4,500	4,269,375
DISH Network Corp., 11.75%, 11/15/27(c)		15,000	15,417,450

			21,223,391

Metals & Mining — 0.1%
ATI, Inc., 3.50%, 06/15/25(d)		4,240	8,685,640

Personal Products — 0.2%
Coty, Inc., 5.00%, 04/15/26(c)		16,418	15,740,593

Professional Services — 0.1%
GrubHub Holdings, Inc., 5.50%, 07/01/27(c)		2,000	1,503,747
Upwork, Inc., 0.25%, 08/15/26(d)		3,470	2,615,686

			4,119,433

Real Estate Management & Development — 0.0%
Redfin Corp., 0.00%, 10/15/25(d)(e)		4,010	2,385,950

Semiconductors & Semiconductor Equipment — 0.0%
SolarEdge Technologies, Inc., 0.00%, 09/15/25(d)(e)		3,037	3,907,100

Software — 0.5%
Bentley Systems, Inc., 0.13%, 01/15/26(d)		3,616	3,341,184
Bill.com Holdings, Inc., 0.00%, 12/01/25(d)(e)		6,091	6,471,687
Box, Inc., 0.00%, 01/15/26(d)(e)		2,399	2,863,207

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Cloud Software Group Holdings, Inc., 6.50%, 03/31/29(c)	USD	20,809	$18,174,397
RingCentral, Inc., 0.00%, 03/15/26(d)(e)		10,016	7,747,376

			38,597,851

Specialty Retail — 0.4%
Staples, Inc.
7.50%, 04/15/26(c)		23,899	21,321,134
10.75%, 04/15/27(c)		12,152	8,884,449

			30,205,583

Wireless Telecommunication Services — 0.2%
T-Mobile U.S.A., Inc., 2.63%, 04/15/26		20,320	18,635,543

Total Corporate Bonds — 4.0% (Cost: $340,601,215)			330,854,623

Floating Rate Loan Interests(h)

Airlines — 0.3%
Latam Airlines Group SA, Initial Term Loan, (3 mo. CME Term SOFR + 9.50%, 0.50% Floor), 13.39%, 10/12/27		25,000	24,020,750

Health Care Equipment & Supplies — 0.6%
Medline Borrower LP, Initial Dollar Term Loan, (1 mo. LIBOR US + 3.25%, 0.50% Floor), 7.32%, 10/23/28		53,133	50,402,495

Health Care Providers & Services — 0.0%
Endo Luxembourg Finance Co. I S.à r.l., 2021 Term Loan, (1 mo. PRIME US + 6.00%, 0.75% Floor), 13.00%, 03/27/28		4,950	3,922,776

Leisure Products — 0.0%
NorthPole Newco S.à r.l., Tranche B-1 Term Loan, (3 mo. LIBOR US + 7.00%, 0.00% Floor), 7.00%, 03/18/25(g)		4,201	325,576

Personal Products — 0.4%
Coty, Inc., Term B USD Loan, (1 mo. LIBOR US + 2.25%, 0.00% Floor), 6.11%, 04/07/25		30,588	30,134,812

Software — 0.4%
TIBCO Software, Inc., Dollar Term B Loan (First Lien), (3 mo. CME Term SOFR + 4.50%, 0.50% Floor), 8.15%, 03/30/29		33,674	30,523,124

Specialty Retail — 0.1%
Torrid LLC, Closing Date Term Loan, (3 mo. LIBOR US + 5.50%, 0.75% Floor), 8.87%, 06/14/28		9,500	8,324,375

Total Floating Rate Loan Interests — 1.8% (Cost: $155,749,619)			147,653,908

		Shares

Investment Companies

Equity Funds — 0.0%
Altaba, Inc. Escrow		445,570	1,667,768

Fixed-Income Funds — 0.4%
iShares iBoxx High Yield Corporate Bond ETF(b)(i)		440,927	33,360,537

Total Investment Companies — 0.4% (Cost: $35,169,677)			35,028,305

Security		Shares	Value

Preferred Securities

Preferred Stocks — 0.9%

Health Care Providers & Services — 0.1%
Brookdale Senior Living, Inc., 7.00%(d)		167,000	$8,183,000

Life Sciences Tools & Services — 0.3%
Danaher Corp., Series B, 5.00%(d)		16,721	23,431,973

Pharmaceuticals — 0.0%
Elanco Animal Health, Inc., 5.00%(d)		155,400	3,222,996

Software — 0.0%
DataRobot, Inc., Series F (Acquired 10/27/20, cost $2,186,006)(a)(g)(j)		166,337	1,112,795

Trading Companies & Distributors — 0.3%
WESCO International, Inc., Series A, 10.63%(h)(k)		741,828	20,326,087

Wireless Telecommunication Services — 0.2%
2020 Cash Mandatory Exchangeable Trust, 5.25%(c)(d)		12,256	15,055,516

Total Preferred Securities — 0.9% (Cost: $66,595,855)			71,332,367

Total Long-Term Investments — 23.6% (Cost: $1,847,994,251)			1,952,373,458

Short-Term Securities

Money Market Funds — 76.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(i)(l)		6,268,847,580	6,268,847,580
SL Liquidity Series, LLC, Money Market Series, 4.05%(i)(l)(m)		83,465,241	83,431,856

			6,352,279,436

Security		Par (000)

Time Deposits — 0.0%
Switzerland — 0.0%
SEB, Stockholm, (0.12)%, 12/01/22	CHF	1	1,157

United Kingdom — 0.0%
ANZ, London, 1.91%, 12/01/22	GBP	2	1,912
Citibank, London, 0.73%, 12/01/22	EUR	2	2,572

			4,484

			5,641

Total Short-Term Securities — 76.9% (Cost: $6,352,262,649)			6,352,285,077

Total Investments — 100.5% (Cost: $8,200,256,900)			8,304,658,535
Liabilities in Excess of Other Assets — (0.5)%			(42,393,226)

Net Assets — 100.0%			$ 8,262,265,309

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Convertible security.
(e)	Zero-coupon bond.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Event Driven Equity Fund

(h)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(i)	Affiliate of the Fund.
(j)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,112,795, representing 0.0% of its net assets as of period end, and an original cost of $2,186,006.

(k)	Perpetual security with no stated maturity date.
(l)	Annualized 7-day yield as of period end.
(m)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,045,294,075	$—	$(776,446,495	)(a)	$—	$—	$6,268,847,580	6,268,847,580	$73,969,547		$—
iShares iBoxx High Yield Corporate Bond ETF	35,053,697	—	—		—	(1,693,160)	33,360,537	440,927	854,070		—
SL Liquidity Series, LLC, Money Market Series	95,800,149	—	(12,352,452	)(a)	(28,325)	12,484	83,431,856	83,465,241	564,123	(b)	—

					$(28,325)	$(1,680,676)	$6,385,639,973		$75,387,740		$—

(a)	Represents net amount purchased (sold).
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Event Driven Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
NASDAQ 100 E-Mini Index	72	12/16/22	$17,341	$439,630
S&P 500 E-Mini Index	764	12/16/22	155,903	(2,406,790)

				$(1,967,160)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(aa)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity
Securities
Long/Short.	Monthly	Barclays Bank PLC(a)	11/22/23	$265,932,704	$20,288	(b)	$265,973,919	3.2%
	Monthly	Barclays Bank PLC(c)	10/23/23	8,359,132	660,026	(d)	9,123,922	0.1
	Monthly	BNP Paribas SA(e)	05/20/24	102,331,173	1,201,894	(f)	102,749,716	1.2
	Monthly	Citibank N.A.(g)	02/24/23	(3,952,820)	851,094	(h)	(3,125,003)	0.0
	Monthly	Citibank N.A.(i)	02/24/23	(285,027,834)	(58,869,585	)(j)	(337,486,479)	3.9
	Monthly	Goldman Sachs Bank USA(k)	02/27/23	118,264,435	1,485,286	(l)	119,647,625	1.4
	Monthly	JPMorgan Chase Bank N.A.(m)	06/13/23–01/03/24	549,452,147	(4,038,241	)(n)	536,655,571	9.5
	Monthly	JPMorgan Chase Bank N.A.(o)	06/13/23	55,623,492	5,804,323	(p)	54,937,339	0.7
	Monthly	Merrill Lynch International(q)	02/15/23–10/16/23	68,774,444	181,837	(r)	69,323,335	0.8
	Monthly	Morgan Stanley & Co. International PLC(s)	02/22/23–07/06/28	(235,272,080)	69,955,365	(t)	(164,602,931)	10.2
	Monthly	Morgan Stanley & Co. International PLC(u)	05/14/30	(14,348,654)	(488,684	)(v)	(15,000,005)	0.2
	Monthly	Morgan Stanley & Co. International PLC(w)	03/17/31–03/24/31	143,569,304	1,703,845	(x)	142,442,475	1.9
	Monthly	SG Americas Securities, LLC(y)	01/12/23	102,151,898	205,510	(z)	102,437,464	1.2

					$18,672,958		$883,076,948

(b)	Amount includes $(20,927) of net dividends and financing fees.
(d)	Amount includes $(104,764) of net dividends and financing fees.
(f)	Amount includes $783,351 of net dividends and financing fees.
(h)	Amount includes $23,277 of net dividends and financing fees.
(j)	Amount includes $(6,410,940) of net dividends and financing fees.
(l)	Amount includes $102,096 of net dividends and financing fees.
(n)	Amount includes $8,758,335 of net dividends and financing fees.
(p)	Amount includes $6,490,476 of net dividends and financing fees.
(r)	Amount includes $(367,054) of net dividends and financing fees.
(t)	Amount includes $(713,784) of net dividends and financing fees.
(v)	Amount includes $162,667 of net dividends and financing fees.
(x)	Amount includes $2,830,674 of net dividends and financing fees.
(z)	Amount includes $(80,056) of net dividends and financing fees.
(aa)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(a)	(c)	(e)
Range:	20 basis points	20 basis points	25 basis points
Benchmarks:	USD Overnight Bank Funding Rate	USD Overnight Bank Funding Rate	Sterling Overnight Index Average:
GBP 1 Day

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Event Driven Equity Fund

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(g)	(i)	(k)
Range:	15 basis points	15-690 basis points	20-25 basis points
Benchmarks:	USD Overnight Bank Funding Rate	USD Overnight Bank Funding Rate	Sterling Overnight Index Average:
GBP 1 Day
U.S. Overnight Federal Funds Effective Rate

	(m)	(o)	(q)
Range:	15-57 basis points	20 basis points	20-25 basis points
Benchmarks:	RBA Interbank Overnight Cash Rate	USD Overnight Bank Funding Rate	Sterling Overnight Index Average:
	USD Overnight Bank Funding Rate		GBP 1 Day
USD Overnight Bank Funding Rate

	(s)	(u)	(w)
Range:	15-158 basis points	15 basis points	15-20 basis points
Benchmarks:	U.S. Overnight Federal Funds Effective Rate	U.S. Overnight Federal Funds Effective Rate	Bank of Canada Overnight Rate Target
U.S. Overnight Federal Funds Effective Rate

(y)
Range:	10-25 basis points
Benchmark:	Euro Short-Term Rate:
EUR 1 Day
Sterling Overnight Index Average:
GBP 1 Day

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date November 22, 2023:

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date October 23, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
First Horizon Corp.	7,852,804	$195,142,179	73.4%

Biotechnology
Horizon Therapeutics PLC	48,550	4,869,080	1.8

Entertainment
Activision Blizzard, Inc.	891,990	65,962,660	24.8

Total Reference Entity — Long		265,973,919

Net Value of Reference Entity — Barclays Bank PLC		$265,973,919

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Electronic Equipment, Instruments & Components
Rogers Corp.	83,675 $	9,123,922	100.0%

Total Reference Entity — Long		9,123,922

Net Value of Reference Entity — Barclays Bank PLC		$9,123,922

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Event Driven Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with BNP Paribas SA as of period end, termination date May 20, 2024:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Commercial Services & Supplies
HomeServe PLC	5,400,986	$77,336,759	75.3%

Software
AVEVA Group PLC	654,870	25,412,957	24.7

Total Reference Entity — Long		102,749,716

Net Value of Reference Entity — BNP Paribas SA		$102,749,716

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A. as of period end, termination date February 24, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Pharmaceuticals
Elanco Animal Health, Inc.	242,813	$(3,125,003)	100.0%

Total Reference Entity — Short		(3,125,003)

Net Value of Reference Entity — Citibank N.A		$(3,125,003)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A. as of period end, termination date February 24, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	55,379	$2,086,127	(0.6)%

Health Care Providers & Services
Cigna Corp.	2,207	725,860	(0.3)
Elevance Health, Inc.	55,790	29,731,607	(8.8)

		30,457,467

Metals & Mining
Arconic Corp.	13,347	318,059	(0.1)

	Shares	Value	% of Basket Value

Oil, Gas & Consumable Fuels
Williams Cos., Inc.	89,379	$3,101,451	(0.9)%

Total Reference Entity — Long		35,963,104

Reference Entity — Short

Common Stocks

Banks
Bank of America Corp.	2,221	(84,065)	0.1
JPMorgan Chase & Co.	571	(78,901)	0.0

		(162,966)

Chemicals
Air Products and Chemicals, Inc.	24	(7,444)	0.0
Albemarle Corp.	39	(10,842)	0.0
Eastman Chemical Co.	36	(3,118)	0.0
Ecolab, Inc.	27	(4,045)	0.0
FMC Corp.	50	(6,532)	0.0
Livent Corp.	46	(1,288)	0.0
LyondellBasell Industries NV, Class A	36	(3,060)	0.0
Mosaic Co.	155	(7,952)	0.0
PPG Industries, Inc.	400	(54,088)	0.0

		(98,369)

Construction Materials
Martin Marietta Materials, Inc.	17	(6,230)	0.0
Vulcan Materials Co.	33	(6,050)	0.0

		(12,280)

Containers & Packaging
Avery Dennison Corp.	36	(6,960)	0.0
Ball Corp.	92	(5,159)	0.0
International Paper Co.	71	(2,636)	0.0
Sealed Air Corp.	89	(4,737)	0.0
Westrock Co.	59	(2,237)	0.0

		(21,729)

Health Care Equipment & Supplies
Becton Dickinson and Co.	8,637	(2,153,550)	0.6
Embecta Corp.	1,732	(57,017)	0.0
Hologic, Inc.	32,790	(2,497,286)	0.8

		(4,707,853)

Health Care Providers & Services
UnitedHealth Group, Inc.	7,013	(3,841,441)	1.1

Life Sciences Tools & Services
Agilent Technologies, Inc.	21,729	(3,367,560)	1.0
Bio-Rad Laboratories, Inc., Class A	4,336	(1,798,183)	0.5
Bruker Corp.	46,906	(3,161,934)	1.0
Illumina, Inc.	6,465	(1,409,887)	0.4
Mettler-Toledo International, Inc.	6,830	(10,037,095)	3.0
PerkinElmer, Inc.	17,521	(2,448,209)	0.7
Thermo Fisher Scientific, Inc.	5,131	(2,874,489)	0.9
Waters Corp.	184	(63,774)	0.0

		(25,161,131)

Metals & Mining
Freeport-McMoRan, Inc.	207	(8,238)	0.0
Newmont Corp.	95	(4,510)	0.0
Nucor Corp.	62	(9,297)	0.0

		(22,045)

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Oil, Gas & Consumable Fuels
Enbridge, Inc.	28,139	$(1,161,859)	0.3%
Kinder Morgan, Inc.	82,189	(1,571,454)	0.5

		(2,733,313)

Paper & Forest Products
Sylvamo Corp.	6	(325)	0.0

Pharmaceuticals
Johnson & Johnson	5,908	(1,051,624)	0.3
Merck & Co., Inc.	11,323	(1,246,889)	0.4
Organon & Co.	758	(19,723)	0.0

		(2,318,236)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	86,891	(6,745,348)	2.0
Analog Devices, Inc.	41,778	(7,182,056)	2.1
Applied Materials, Inc.	45,962	(5,037,435)	1.5
ASML Holding NV, NY Shares	7,524	(4,575,495)	1.3
KLA Corp.	16,087	(6,324,604)	1.9
Lam Research Corp.	12,909	(6,097,953)	1.8
Microchip Technology, Inc.	43,290	(3,428,135)	1.0
Micron Technology, Inc.	42,988	(2,478,258)	0.7
MKS Instruments, Inc.	6,493	(544,503)	0.2
Monolithic Power Systems, Inc.	3,589	(1,370,855)	0.4
ON Semiconductor Corp.	34,454	(2,590,941)	0.8
Qorvo, Inc.	13,372	(1,327,171)	0.4
Skyworks Solutions, Inc.	18,355	(1,755,105)	0.5
Taiwan Semiconductor Manufacturing Co.
Ltd., ADR	47,267	(3,922,216)	1.2
Teradyne, Inc.	18,943	(1,770,223)	0.5
Texas Instruments, Inc.	17,999	(3,248,100)	1.0

		(58,398,398)

Investment Companies

Equity Funds
Alerian MLP ETF	309,451	(12,393,513)	3.7
Energy Select Sector SPDR Fund	2,667	(243,097)	0.1
Industrial Select Sector SPDR Fund	1,667,209	(169,588,499)	50.3
iShares U.S. Real Estate ETF	468	(41,732)	0.0
SPDR S&P 500 ETF Trust	229,702	(93,644,911)	27.7
SPDR S&P Regional Banking ETF	926	(59,745)	0.0

		(275,971,497)

Total Reference Entity — Short		(373,449,583)

Net Value of Reference Entity — Citibank N.A.		$(337,486,479)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date February 27, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

IT Services
Switch, Inc., Class A	982,018	$33,634,117	28.1%

Software
AVEVA Group PLC	2,216,494	86,013,508	71.9

Total Reference Entity — Long		119,647,625

Net Value of Reference Entity — Goldman Sachs Bank USA		$119,647,625

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination dates June 13, 2023 to January 03, 2024:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
First Horizon Corp.	5,783,142	$143,711,078	26.8%

Entertainment
Activision Blizzard, Inc.	1,875,723	138,709,716	25.8

Health Care Providers & Services
Signify Health, Inc., Class A	1,680,013	48,081,972	9.0

IT Services
Switch, Inc., Class A	1,135,937	38,905,842	7.2

Oil, Gas & Consumable Fuels
Archaea Energy, Inc.	489,785	12,705,023	2.4

Semiconductors & Semiconductor Equipment
Tower Semiconductor Ltd.	1,468,247	65,439,769	12.2

Software
Black Knight, Inc.	189,654	11,756,652	2.2
VMware, Inc., Class A	1,674,168	203,394,670	37.9

		215,151,322

Total Reference Entity — Long		662,704,722

Reference Entity — Short

Common Stocks
Capital Markets
Intercontinental Exchange, Inc.	27,303	(2,957,188)	(0.6)

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Consumer Finance
SoFi Technologies, Inc.	38,296	$(184,970)	(0.0)%

Entertainment
Spotify Technology SA	548	(43,522)	(0.0)

Internet & Direct Marketing Retail
Wayfair, Inc., Class A	267	(9,783)	(0.0)

IT Services
Block, Inc.	6,351	(430,407)	(0.1)
Repay Holdings Corp.	12,375	(109,643)	(0.0)

		(540,050)

Leisure Products
Peloton Interactive, Inc., Class A	48	(546)	(0.0)

Professional Services
Upwork, Inc.	9,038	(110,715)	(0.0)

Real Estate Management & Development
Redfin Corp.	553	(2,964)	(0.0)

Semiconductors & Semiconductor Equipment
Broadcom, Inc.	210,944	(116,236,472)	(21.7)

Software
Bentley Systems, Inc., Class B	26,273	(1,040,674)	(0.2)
Bill.com Holdings, Inc.	24,118	(2,904,290)	(0.5)
Box, Inc., Class A	73,192	(2,009,120)	(0.4)
RingCentral, Inc., Class A	239	(8,857)	(0.0)

		(5,962,941)

Total Reference Entity — Short		(126,049,151)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$536,655,571

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date June 13, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Semiconductors & Semiconductor Equipment
NXP Semiconductors NV	312,428	$54,937,339	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$54,937,339

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Merrill Lynch International as of period end, termination date February 15, 2023 to October 16, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Commercial Services & Supplies
HomeServe PLC	721,445	$10,330,376	14.9%

IT Services
Switch, Inc., Class A	1,046,555	35,844,509	51.7

Software
Micro Focus International PLC	3,656,312	23,148,450	33.4

Total Reference Entity — Long		69,323,335

Net Value of Reference Entity — Merrill Lynch International		$69,323,335

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination dates February 22, 2023 to July 6, 2028:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	274,307	$10,333,145	(6.3)%
Raytheon Technologies Corp.	185,148	18,277,811	(11.1)
TransDigm Group, Inc.	90,105	56,630,992	(34.4)

		85,241,948

Building Products
Carrier Global Corp.	437,537	19,391,640	(11.8)

Chemicals
Corteva, Inc.	936,564	62,899,638	(38.2)
Dow, Inc.	140,319	7,152,059	(4.4)
DuPont de Nemours, Inc.	584,053	41,181,577	(25.0)
International Flavors & Fragrances, Inc.	190,196	20,126,541	(12.2)
Olin Corp.	71,855	4,094,298	(2.5)

		135,454,113

Commercial Services & Supplies
GFL Environmental, Inc.	158,045	4,578,564	(2.8)

Equity Real Estate Investment Trusts (REITs)
Welltower, Inc.	18,044	1,281,665	(0.8)

Health Care Providers & Services
Brookdale Senior Living, Inc.	521,165	1,641,670	(1.0)
Cigna Corp.	101,840	33,494,158	(20.4)

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Health Care Providers & Services (continued)
Elevance Health, Inc.	100,145	$53,369,273	(32.4)%
Humana, Inc.	121,557	66,844,194	(40.6)

		155,349,295

Life Sciences Tools & Services
Danaher Corp.	6,396	1,748,730	(1.0)

Machinery
Otis Worldwide Corp.	142,849	11,155,078	(6.7)

Metals & Mining
Arconic Corp.	835,373	19,906,939	(12.1)

Total Reference Entity — Long		434,107,972

Reference Entity — Short

Common Stocks

Banks
Bank of America Corp.	5,687	(215,253)	0.2
Citigroup, Inc.	3,100	(150,071)	0.1
JPMorgan Chase & Co.	1,489	(205,750)	0.1

		(571,074)

Chemicals
Air Products and Chemicals, Inc.	21,764	(6,750,322)	4.1
Albemarle Corp.	52,842	(14,689,547)	8.9
Eastman Chemical Co.	60,906	(5,275,678)	3.2
Ecolab, Inc.	27,323	(4,093,805)	2.5
FMC Corp.	45,464	(5,939,417)	3.6
Livent Corp.	2,725	(76,273)	0.1
LyondellBasell Industries NV, Class A	75,992	(6,460,080)	3.9
Mosaic Co.	272,589	(13,983,816)	8.5
PPG Industries, Inc.	47,508	(6,424,032)	3.9

		(63,692,970)

Commercial Services & Supplies
Republic Services, Inc.	141,919	(19,767,897)	12.0
Waste Management, Inc.	129,253	(21,678,313)	13.2

		(41,446,210)

Construction Materials
Martin Marietta Materials, Inc.	19,067	(6,987,674)	4.2
Vulcan Materials Co.	34,545	(6,333,135)	3.9

		(13,320,809)

Containers & Packaging
Avery Dennison Corp.	34,390	(6,648,619)	4.0
Ball Corp.	61,004	(3,421,104)	2.1
International Paper Co.	114,325	(4,243,744)	2.6
Sealed Air Corp.	119,025	(6,335,701)	3.8
Westrock Co.	125,395	(4,754,978)	2.9

		(25,404,146)

Health Care Providers & Services
UnitedHealth Group, Inc.	11,812	(6,470,141)	3.9

Life Sciences Tools & Services
Mettler-Toledo International, Inc.	132	(193,982)	0.1
Waters Corp.	508	(176,073)	0.1

		(370,055)

Metals & Mining
Freeport-McMoRan, Inc.	384,294	(15,294,901)	9.3

	Shares	Value	% of Basket Value

Metals & Mining (continued)
Newmont Corp.	75,798	$(3,598,131)	2.2%
Nucor Corp.	101,364	(15,199,532)	9.2

		(34,092,564)

Paper & Forest Products
Sylvamo Corp.	8,355	(451,922)	0.3

Investment Companies

Equity Funds
Industrial Select Sector SPDR Fund	1,062,101	(108,036,914)	65.6
iShares Russell 2000 ETF	162,132	(30,378,673)	18.4
iShares U.S. Real Estate ETF	49,137	(4,381,546)	2.7
Materials Select Sector SPDR Fund	399,159	(33,030,407)	20.1
SPDR S&P 500 ETF Trust	570,186	(232,453,428)	141.2
SPDR S&P Regional Banking ETF	2,490	(160,655)	0.1
VanEck Semiconductor ETF	19,538	(4,449,389)	2.7

		(412,891,012)

Total Reference Entity — Short		(598,710,903)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC .		$(164,602,931)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination date May 14, 2030:

	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Health Care Equipment & Supplies
Envista Holdings Corp.	439,625	$(15,000,005)	100.0%

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$(15,000,005)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination dates March 17, 2031 to March 24, 2031:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Media
Shaw Communications, Inc., Class B, NVS	5,395,934	$147,258,475	103.4%

Reference Entity — Short

Common Stocks

IT Services
Shift4 Payments, Inc., Class A	14,419	(668,176)	(0.5)%

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Machinery
Middleby Corp.	11,845	$(1,707,931)	(1.2)%

Semiconductors & Semiconductor Equipment
SolarEdge Technologies, Inc.	8,164	(2,439,893)	(1.7)%

Total Reference Entity — Short		(4,816,000)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC .		$142,442,475

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with SG Americas Securities, LLC as of period end, termination date January 12, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Commercial Services & Supplies
HomeServe PLC	2,849,097	$40,796,241	39.8%

Electric Utilities
Electricite de France SA	4,925,168	61,641,223	60.2

Total Reference Entity — Long		102,437,464

Net Value of Reference Entity — Citibank N.A.		$102,437,464

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$82,069,468	$(63,396,510)

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Event Driven Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$439,630	$—	$—	$—	$439,630
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	82,069,468	—	—	—	82,069,468

	$—	$—	$82,509,098	$—	$—	$—	$82,509,098

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,406,790	$—	$—	$—	$2,406,790
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	63,396,510	—	—	—	63,396,510

	$—	$—	$65,803,300	$—	$—	$—	$65,803,300

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$6,908,554	$—	$—	$—	$6,908,554
Swaps	—	1,579,759	78,366,431	—	—	—	79,946,190

	$—	$1,579,759	$85,274,985	$—	$—	$—	$86,854,744

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,185,919)	$—	$—	$—	$(2,185,919)
Swaps	—	(899,896)	8,835,746	—	—	—	7,935,850

	$—	$(899,896)	$6,649,827	$—	$—	$—	$5,749,931

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$170,419,410
Total return swaps
Average notional amount	$1,385,718,597

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Event Driven Equity Fund

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$5,300,550
Swaps — OTC(a)	82,069,468	63,396,510

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$82,069,468	$68,697,060

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(5,300,550)

Total derivative assets and liabilities subject to an MNA	$82,069,468	$63,396,510

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Barclays Bank PLC	$680,314	$—	$—	$—	$680,314
BNP Paribas S.A.	1,201,894	—	—	(1,201,894)	—
Citibank N.A.	851,094	(851,094)	—	—	—
Goldman Sachs Bank USA	1,485,286	—	—	(120,000)	1,365,286
JPMorgan Chase Bank N.A.	5,804,323	(4,038,241)	—	—	1,766,082
Merrill Lynch International	181,837	—	—	—	181,837
Morgan Stanley & Co. International PLC	71,659,210	(488,684)	—	(71,170,526)	—
SG Americas Securities LLC	205,510	—	—	(205,510)	—

	$82,069,468	$(5,378,019)	$—	$(72,697,930)	$3,993,519

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
Citibank N.A.	$58,869,585	$(851,094)	$—	$(50,200,000)	$7,818,491
JPMorgan Chase Bank N.A.	4,038,241	(4,038,241)	—	—	—
Morgan Stanley & Co. International PLC	488,684	(488,684)	—	—	—

	$63,396,510	$(5,378,019)	$—	$(50,200,000)	$7,818,491

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$197,886,085	$—	$—	$197,886,085
Automobiles	3,685,337	—	—	3,685,337

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Event Driven Equity Fund

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Banks	$1,959,110	$—	$—	$1,959,110
Biotechnology	374,104	—	—	374,104
Capital Markets	23,663,208	—	—	23,663,208
Chemicals	165,026,803	2,392,613	—	167,419,416
Commercial Services & Supplies	59,861,738	—	—	59,861,738
Consumer Finance	1,634,590	—	—	1,634,590
Diversified Consumer Services	623,964	—	—	623,964
Electronic Equipment, Instruments & Components	52,603,684	—	—	52,603,684
Entertainment	8,885,042	—	—	8,885,042
Equity Real Estate Investment Trusts (REITs)	24,819,887	—	—	24,819,887
Food Products	2,565,061	—	—	2,565,061
Health Care Equipment & Supplies	59,193,725	—	—	59,193,725
Health Care Providers & Services	68,691,755	—	—	68,691,755
Health Care Technology	3,303,451	—	—	3,303,451
Hotels, Restaurants & Leisure	68,436,875	—	—	68,436,875
Insurance	11,995	—	—	11,995
Interactive Media & Services	5,198,644	—	—	5,198,644
Internet & Direct Marketing Retail	665,462	—	—	665,462
IT Services	18,859,339	—	—	18,859,339
Life Sciences Tools & Services	77,308,955	81,169,613	—	158,478,568
Media	21,561,017	—	—	21,561,017
Metals & Mining	28,632,460	—	—	28,632,460
Oil, Gas & Consumable Fuels	26,387,233	—	—	26,387,233
Personal Products	75,388,532	—	—	75,388,532
Pharmaceuticals	33,857,259	—	—	33,857,259
Professional Services	8,136,784	—	—	8,136,784
Road & Rail	430,000	4,133,250	—	4,563,250
Semiconductors & Semiconductor Equipment	57,352,936	—	—	57,352,936
Software	143,996,199	—	—	143,996,199
Specialty Retail	8,602,413	—	—	8,602,413
Textiles, Apparel & Luxury Goods	2,925,468	—	—	2,925,468
Tobacco	1,136,000	—	—	1,136,000
Trading Companies & Distributors	—	4,416,273	—	4,416,273
Wireless Telecommunication Services	21,727,391	—	—	21,727,391
Corporate Bonds	—	330,854,622	1	330,854,623
Floating Rate Loan Interests	—	147,328,332	325,576	147,653,908
Investment Companies
Equity Funds	—	1,667,768	—	1,667,768
Fixed-Income Funds	33,360,537	—	—	33,360,537
Preferred Securities
Preferred Stocks	20,326,087	49,893,485	1,112,795	71,332,367
Short-Term Securities
Money Market Funds	6,268,847,580	—	—	6,268,847,580
Time Deposits	—	5,641	—	5,641

	$7,597,926,710	$621,861,597	$1,438,372	8,221,226,679

Investments valued at NAV(a)				83,431,856

				$8,304,658,535

Derivative Financial Instruments(b)
Assets
Equity Contracts	$439,630	$82,069,468	$—	$82,509,098
Liabilities
Equity Contracts	(2,406,790)	(63,396,510)	—	(65,803,300)

	$(1,967,160)	$18,672,958	$—	$16,705,798

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Statement of Assets and Liabilities (unaudited)

November 30, 2022

BlackRock Event Driven Equity Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,919,018,562
Investments, at value — affiliated(c)	6,385,639,973
Cash pledged:
Collateral — OTC derivatives	92,713,000
Futures contracts	10,262,000
Foreign currency, at value(d)	2,938,607
Receivables:
Investments sold	4,409,900
Securities lending income — affiliated	125,449
Swaps	507,349,463
Capital shares sold	21,419,930
Dividends — unaffiliated	725,840
Dividends — affiliated	18,232,449
Interest — unaffiliated	5,460,159
Unrealized appreciation on OTC swaps	82,069,468
Prepaid expenses	237,974

Total assets	9,050,602,774

LIABILITIES
Bank overdraft	518,975
Foreign bank overdraft(e)	192,189
Cash received as collateral for OTC derivatives	77,020,000
Collateral on securities loaned	83,475,635
Payables:
Investments purchased	14,948,191
Swaps	511,231,696
Capital shares redeemed	22,987,181
Investment advisory fees	7,060,168
Directors’ and Officer’s fees	9,424
Other accrued expenses	2,105,372
Other affiliate fees	8,082
Service and distribution fees	83,492
Variation margin on futures contracts	5,300,550
Unrealized depreciation on OTC swaps	63,396,510

Total liabilities	788,337,465

NET ASSETS	$8,262,265,309

NET ASSETS CONSIST OF:
Paid-in capital	$8,112,218,619
Accumulated earnings	150,046,690

NET ASSETS	$8,262,265,309

(a) Investments, at cost — unaffiliated	$1,812,830,189
(b) Securities loaned, at value	$83,625,530
(c) Investments, at cost — affiliated	$6,387,426,711
(d) Foreign currency, at cost	$2,938,744
(e) Foreign bank overdraft, at cost	$190,515

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

November 30, 2022

BlackRock Event Driven Equity Fund

NET ASSET VALUE

Institutional

Net assets	$8,006,252,833

Shares outstanding	808,103,680

Net asset value	$9.91

Shares authorized	3,650,000,000

Par value	$0.10

Investor A

Net assets	$199,136,728

Shares outstanding	21,082,317

Net asset value	$9.45

Shares authorized	200,000,000

Par value	$0.10

Investor C

Net assets	$56,875,748

Shares outstanding	6,838,763

Net asset value	$8.32

Shares authorized	100,000,000

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statement of Operations (unaudited)

Six Months Ended November 30, 2022

BlackRock Event Driven Equity Fund

INVESTMENT INCOME

Dividends — unaffiliated	$6,399,700

Dividends — affiliated	74,823,617

Interest — unaffiliated	9,553,981

Securities lending income — affiliated — net	564,123

Foreign taxes withheld	(197,255)

Total investment income	91,144,166

EXPENSES

Investment advisory	47,197,711

Transfer agent — class specific	3,827,111

Service and distribution — class specific	571,489

Accounting services	252,318

Registration	183,661

Professional	101,066

Custodian	67,184

Directors and Officer	40,961

Printing and postage	22,991

Miscellaneous	46,512

Total expenses	52,311,004

Less:

Fees waived and/or reimbursed by the Manager	(2,649,145)

Total expenses after fees waived and/or reimbursed	49,661,859

Net investment income	41,482,307

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:

Investments — unaffiliated	10,953,506

Investments — affiliated	(28,325)

Futures contracts	6,908,554

Foreign currency transactions	(7,695,056)

Swaps	79,946,190

90,084,869

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated	(74,978,633)

Investments — affiliated	(1,680,676)

Futures contracts	(2,185,919)

Foreign currency translations	6,159,193

Swaps	7,935,850

(64,750,185)

Net realized and unrealized gain	25,334,684

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,816,991

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

Six Months Ended November 30, 2022

	BlackRock Event Driven Equity Fund

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income (loss)	$41,482,307	$(67,214,034)

Net realized gain	90,084,869	52,471,731

Net change in unrealized appreciation (depreciation)	(64,750,185)	(169,452,349)

Net increase (decrease) in net assets resulting from operations	66,816,991	(184,194,652)

DISTRIBUTIONS TO SHAREHOLDERS(a)

Institutional	(6,204,358)	(205,777,969)

Investor A	(170,078)	(5,612,950)

Investor C	(53,609)	(1,653,758)

Decrease in net assets resulting from distributions to shareholders	(6,428,045)	(213,044,677)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(686,360,747)	1,292,115,104

NET ASSETS

Total increase (decrease) in net assets	(625,971,801)	894,875,775

Beginning of period	8,888,237,110	7,993,361,335

End of period	$8,262,265,309	$8,888,237,110

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund

	Institutional

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17

Net asset value, beginning of period	$9.83		$10.31	$9.70		$9.88		$9.39	$9.58	$8.80

Net investment income (loss)(a)	0.05		(0.08)	(0.07)		0.00	(b)	0.11	0.07	(0.04)

Net realized and unrealized gain (loss)	0.04		(0.14)	0.98		0.14		0.56	0.20	0.92

Net increase (decrease) from investment operations	0.09		(0.22)	0.91		0.14		0.67	0.27	0.88

Distributions(c)

From net investment income	—		(0.04)	(0.00	)(d)	(0.05)		(0.06)	—	—

From net realized gain	(0.01)		(0.22)	(0.30)		(0.27)		(0.12)	(0.46)	(0.10)

Total distributions	(0.01)		(0.26)	(0.30)		(0.32)		(0.18)	(0.46)	(0.10)

Net asset value, end of period	$9.91		$9.83	$10.31		$9.70		$9.88	$9.39	$9.58

Total Return(e)

Based on net asset value	0.89	%(f)	(2.12)%	9.60%		1.53	%(f)	7.30%	3.04%	10.08%

Ratios to Average Net Assets(g)

Total expenses	1.19	%(h)	1.20%	1.23%		1.27	%(h)	1.34%	1.43%	1.55%

Total expenses after fees waived and/or reimbursed	1.13	%(h)	1.16%	1.18%		1.20	%(h)	1.28%	1.36%	1.41%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.13	%(h)	1.16%	1.18%		1.19	%(h)	1.25%	1.30%	1.38%

Net investment income (loss)	0.97	%(h)	(0.77)%	(0.73)%		0.06	%(h)	1.11%	0.75%	(0.39)%

Supplemental Data

Net assets, end of period (000)	$8,006,253		$8,598,511	$7,695,420		$4,779,208		$3,128,313	$786,155	$145,557

Portfolio turnover rate(i)	14%		37%	64%		63%		177%	135%	199%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)

	Investor A

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17

Net asset value, beginning of period	$9.39		$9.86	$9.31	$9.49		$9.03	$9.22	$8.48

Net investment income (loss)(a)	0.03		(0.10)	(0.09)	(0.01)		0.08	0.03	(0.06)

Net realized and unrealized gain (loss)	0.04		(0.13)	0.93	0.13		0.54	0.22	0.88

Net increase (decrease) from investment operations	0.07		(0.23)	0.84	0.12		0.62	0.25	0.82

Distributions(b)

From net investment income	—		(0.02)	—	(0.03)		(0.04)	—	—

From net realized gain	(0.01)		(0.22)	(0.29)	(0.27)		(0.12)	(0.44)	(0.08)

Total distributions	(0.01)		(0.24)	(0.29)	(0.30)		(0.16)	(0.44)	(0.08)

Net asset value, end of period	$9.45		$9.39	$9.86	$9.31		$9.49	$9.03	$9.22

Total Return(c)

Based on net asset value	0.72	%(d)	(2.33)%	9.24%	1.40	%(d)	7.04%	2.86%	9.71%

Ratios to Average Net Assets(e)

Total expenses	1.44	%(f)	1.46%	1.48%	1.52	%(f)	1.59%	1.69%	1.86%

Total expenses after fees waived and/or reimbursed	1.38	%(f)	1.43%	1.43%	1.45	%(f)	1.53%	1.63%	1.68%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.38	%(f)	1.43%	1.42%	1.44	%(f)	1.51%	1.59%	1.65%

Net investment income (loss)	0.70	%(f)	(1.03)%	(0.97)%	(0.17	)%(f)	0.86%	0.31%	(0.69)%

Supplemental Data

Net assets, end of period (000)	$199,137		$221,644	$222,327	$161,797		$130,066	$31,321	$31,506

Portfolio turnover rate(g)	14%		37%	64%	63%		177%	135%	199%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)

	Investor C

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18	Year Ended 09/30/17

Net asset value, beginning of period	$8.29		$8.75	$8.33	$8.53		$8.15		$8.37	$7.69

Net investment income (loss)(a)	(0.00	)(b)	(0.15)	(0.14)	(0.05)		0.01		(0.03)	(0.11)

Net realized and unrealized gain (loss)	0.04		(0.12)	0.82	0.12		0.49		0.19	0.79

Net increase (decrease) from investment operations	0.04		(0.27)	0.68	0.07		0.50		0.16	0.68

Distributions(c)

From net investment income	—		—	—	—		(0.00	)(b)	—	—

From net realized gain	(0.01)		(0.19)	(0.26)	(0.27)		(0.12)		(0.38)	—

Total distributions	(0.01)		(0.19)	(0.26)	(0.27)		(0.12)		(0.38)	—

Net asset value, end of period	$8.32		$8.29	$8.75	$8.33		$8.53		$8.15	$8.37

Total Return(d)

Based on net asset value	0.45	%(e)	(3.17)%	8.45%	0.93	%(e)	6.30%		2.06%	8.84%

Ratios to Average Net Assets(f)

Total expenses	2.19	%(g)	2.20%	2.23%	2.25	%(g)	2.30%		2.44%	2.64%

Total expenses after fees waived and/or reimbursed	2.13	%(g)	2.16%	2.17%	2.18	%(g)	2.24%		2.37%	2.42%

Total expenses after fees waived and/or reimbursed and excluding interest expense	2.13	%(g)	2.16%	2.17%	2.17	%(g)	2.21%		2.33%	2.39%

Net investment income (loss)	(0.04	)%(g)	(1.77)%	(1.72)%	(0.91	)%(g)	0.15%		(0.42)%	(1.38)%

Supplemental Data

Net assets, end of period (000)	$56,876		$68,083	$75,615	$64,196		$44,288		$8,316	$6,686

Portfolio turnover rate(h)	14%		37%	64%	63%		177%		135%	199%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Event Driven Equity Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (unaudited) (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2022, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (unaudited) (continued)

and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had no unfunded floating rate loan interests.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	(a)	Net Amount	(b)
BNP Paribas SA	$1,580	$(1,580)	$—		$—
Citigroup Global Markets, Inc.	6,383,255	(6,091,526)	—		291,729
Credit Suisse Securities (USA) LLC	29,564	(29,330)	—		234
Goldman Sachs & Co. LLC	25,043,732	(25,043,732)	—		—
J.P. Morgan Securities LLC	1,404,219	(1,404,219)	—		—
Jefferies LLC	63,538	(63,538)	—		—
Morgan Stanley	50,692,675	(50,569,372)	—		123,303
Toronto-Dominion Bank	6,967	(6,800)	—		167

	$83,625,530	$(83,210,097)	$—		$415,433

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of November 30, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	1.20%
$1 billion - $3 billion	1.13
$3 billion - $5 billion	1.08
$5 billion - $10 billion	1.04
Greater than $10 billion	1.02

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total

Service and distribution — class specific	$265,769	$305,720	$571,489

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Total

Reimbursed amounts	$8,358	$1,494	$625	$10,477

For the six months ended November 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Total

Transfer agent — class specific	$ 3,706,362	$ 94,172	$26,577	$3,827,111

Other Fees: For the six months ended November 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $1,932.

For the six months ended November 30, 2022, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$20,319
Investor C	3,885

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2022, the amount waived and/or reimbursed was $2,477,140.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds, and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2022, the Manager waived $172,005 in investment advisory fees pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C
1.38%	1.65%	2.39%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended November 30, 2022, the Fund paid BIM $132,325 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended November 30, 2022, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2022, purchases and sales of investments, excluding short-term securities, were $438,257,957 and $250,817,610, respectively.

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of November 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Event Driven Equity Fund	$8,216,973,078	$359,659,500	$(255,268,245)	$104,391,255

9.	BANK BORROWINGS

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/22		Year Ended 05/31/22

Share Class	Shares	Amount	Shares	Amount
Institutional
Shares sold	116,765,185	$1,147,097,940	395,368,237	$3,923,468,750
Shares issued in reinvestment of distributions	514,480	4,990,453	16,346,953	162,325,238
Shares redeemed	(183,800,876)	(1,803,330,851)	(283,244,338)	(2,800,665,714)

	(66,521,211)	$(651,242,458)	128,470,852	$1,285,128,274

Investor A
Shares sold and automatic conversion of shares	3,879,634	$36,310,146	10,654,822	$101,107,707
Shares issued in reinvestment of distributions	17,796	164,794	576,115	5,473,095
Shares redeemed	(6,431,498)	(60,370,249)	(10,158,253)	(96,163,496)

	(2,534,068)	$(23,895,309)	1,072,684	$10,417,306

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/22		Year Ended 05/31/22

Share Class	Shares	Amount	Shares	Amount
Investor C
Shares sold	390,480	$3,241,885	2,821,343	$23,769,405
Shares issued in reinvestment of distributions	6,526	53,321	194,213	1,641,104
Shares redeemed and automatic conversion of shares	(1,766,168)	(14,518,186)	(3,449,666)	(28,840,985)

	(1,369,162)	$(11,222,980)	(434,110)	$(3,430,476)

	(70,424,441)	$(686,360,747)	129,109,426	$1,292,115,104

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Large Cap Series Funds, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Event Driven Equity Fund (the “Fund”), a series of the Corporation, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Corporation, on behalf of the Fund, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	41

Additional Information  (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers
Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Accounting Agent and Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon Investment Servicing (US) Inc.	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Custodian	Legal Counsel
Brown Brothers Harriman & Co.	Sidley Austin LLP
Boston, MA 02109	New York, NY 10019

Address of the Corporation
100 Bellevue Parkway
Wilmington, DE 19809

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

OTC	Over-the-Counter

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	43

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDE-11/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: January 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: January 20, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: January 20, 2023